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                                                                   EXHIBIT 10.66

BANK OF AMERICA
1 Alie Street
London E1 8DE
England


           IRREVOCABLE STANDBY LETTER OF CREDIT NO. 6008 SB503613/99


Beneficiary:  Edison First Power Limited             Date:  July 16, 1999
              Lansdowne House
              Berkeley Square, WIX 5DH
              London, England

Applicant:    Edison Mission Energy
              18101 Von Karman Avenue, Suite 1700
              Irvine, California 92612-1046

Amount:       GBP 54,000,000                         Expiration:  July 16, 2001
              (FIFTY FOUR MILLION POUNDS STERLING)

Gentlemen:

We hereby establish our Irrevocable Standby Letter of Credit in your favor in the aggregate amount not exceeding GBP 54,000,000 available to you on or before the expiration hereto. The amount of the Letter of Credit may be amended on a semi-annual basis.

Funds under this Letter of Credit shall be available to you upon presentation to us of a sight draft drawn by you on this bank with a notation that the same is drawn under this Letter of Credit, identifying the same by number and accompanied by Exhibit A, or Exhibit B, manually signed by a purported authorized officer of the Beneficiary (who is identified as such). Presentation of such sight draft shall be made at 26 Elmfield Road, Bromley, Kent BR1 1WA, Attention Standby L/C Dept. 2nd Floor.

We hereby agree that any sight draft drawn under and in compliance with the terms of this Letter of Credit shall be duly honored by us if presented on or before the Expiration Date at the office specified above. If a drawing is made by you hereunder at or prior to 10:00 AM London time on a Business Day, payment shall be made to you of the amount specified (which shall not exceed the stated amount) not later than 4:00 PM London time on such day and if such drawing request is so presented to us after 10:00 AM London time on any Business Day, payment will be made on the following Business Day not later than 1:00 PM London time. Any demand under this Letter of Credit must be notified by telephone to 0181-313-2178 prior to our receipt of said demand. Payment under this Letter of Credit shall be made in immediately available funds by wire transfer to such account as may be designated by the Beneficiary in the applicable drawing request.

As used herein, Business Day means any day other than a Saturday, Sunday or day on which banking institutions in London are authorized or required by law to close.
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Partial drawings under this Letter of Credit are allowed and each such partial drawing shall reduce the amount thereafter available hereunder for drawings under this Letter of Credit.

This Letter of Credit is transferable. Any transfer under this Letter of Credit is restricted to our counters.

This Letter of Credit sets forth in full our understanding and our agreement with you.

This Letter of Credit is subject to the Uniform Customs and Practices for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500.

Yours faithfully,
For and on behalf of
Bank of America National Trust and Savings Association.



/s/ P. Bernard                                  /s/ M. Reeves
-----------------------------                   -------------------------------
P. BERNARD                                      M. REEVES
Senior Authorized Officer                       Senior Authorized Officer
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BANK OF AMERICA

                                   EXHIBIT A
                                TO THAT CERTAIN
                              IRREVOCABLE STANDBY
                                LETTER OF CREDIT

To:    Bank of America

Re:    Bank of America, Irrevocable Letter of Credit No. 6008 SB503613/99


Please be advised that we wish to make a drawing under the above mentioned Letter of Credit as follows:

(a)    Amount            GBP  [     ]
(b)    Payment Date:          [     ]


Please send funds requested to the following instruction:


Bank:        _________________________________

ABA:         _________________________________

Acct. No.    _________________________________

Acct. Name:  _________________________________

Reference:   _________________________________

Attn:        _________________________________



                                 Beneficiary Name


                                 By:     _______________________________

                                 Name:   _______________________________

                                 Title:  _______________________________

                                 Date:   _______________________________
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BANK OF AMERICA

                                   EXHIBIT B
                                TO THAT CERTAIN
                              IRREVOCABLE STANDBY
                                LETTER OF CREDIT

To:  Bank of America

Re:  Bank of America, Irrevocable Letter of Credit No. 6008 SB503613/99


     The undersigned hereby certifies to Bank of America (the "Bank"), with reference to Irrevocable Standby Letter of Credit No. _____________ issued by the Bank in favor of __________________ (the "Beneficiary"), that because the term of this irrevocable Standby Letter of Credit No. _______________ will expire within ten (10) Business Days (days excluding Saturdays, and Sundays, or any other days which financial institutions in London are required by law to close) of the date of this Certificate and [name of applicant] has failed to deliver a replacement or renewal Letter of Credit or other security reasonably acceptable to [name of Beneficiary], the Beneficiary is drawing upon the Letter of Credit in any amount equal to (Pounds sterling)______________, being an amount equal to the full value of the Letter of Credit.

Please send funds requested to the following instruction:

Bank:        _________________________________

ABA:         _________________________________

Acct. No.    _________________________________

Acct. Name:  _________________________________

Reference:   _________________________________

Attn:        _________________________________


                                    Beneficiary Name

                                    By:     _______________________________

                                    Name:   _______________________________

                                    Title:  _______________________________

                                    Date:   _______________________________